Exhibit 99.1
Credit Suisse First Boston 2008 Energy Summit
Robert J. Messey Senior Vice President and Chief Financial Officer
Vail, Colorado February 5, 2008 0
Unearthing Value Arch Coal, Inc.
Slide 1

Forward-looking information
This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.
This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.
Slide 2

Long-Term Macro Fundamentals
Unearthing Value Arch Coal, Inc.
Slide 3

Developing nations will increase energy use, putting pressure on global supply Electricity Usage Passenger Vehicles per Capita per 1000 people
15,000 600 U.S. U.S. Italy 12,000 Australia people Australia 450 9,000 U.K. S. Korea U.K. Russia Italy 300 -hours per capita 6,000 kilowatt S. Korea Malaysia cars per 1000 150 Russia 3,000 Malaysia Mexico Mexico
China 0 0 India India China $0 0 [0] 0 [0] $[0]
0 ,0 ,0 [00] ,0 [00] $ 10,000 $ [2] $ 30,000 $ [40,0] $ [10] $ [20] $ 30,000 $ 40,000 GDP per capita (in U.S. $) GDP per capita (in U.S. $) Source: United Nations’ Human Development Report 2005, Slide 4 2005 World Development Indicators (World Bank)

The resurgence of ‘resource nationalism’ threatens future U.S. energy supply & security OPEC will continue to increase its share of the world oil and liquid natural gas supply to more than 50 percent by 2030 Non-OPEC conventional crude oil and natural gas production expected to peak in the next decade, further increasing OPEC’s influence Slide 5 Source: IEA World Energy Outlook 2007

Coal’s advantage: abundant, secure and widely dispersed billions of tons Based on current production levels and proven reserves, of oil equivalent 300 coal should outlast gas supplies and oil reserves by more than 2x and 4x, respectively 200 100
0 Europe Russia North America Middle East China India AfricaOther Asia Central and South Pacific America
OilNatural GasCoal Slide 6 Source: Bank of America, BP Statistical Review and Blackwell Energy Research

In the U.S., electric generation demand is projected to outstrip planned supply growth
North American Reserve Margins Expected to Drop Below Target Levels by:
2010
2009
California 2009 S. Nevada New England Arizona 2011 New Mexico New York Rocky Mountain 2012
2009 2015
Slide 7 Source: NERC 2007 Long-Term Reliability Assessment

U.S. electric generation will increasingly rely on foreign sources of natural gas | | | U.S. Natural Gas Production Rig U.S. Natural Gas Supply cf Count (in trillion cubic feet) | | |
30 2,000 1,600 29 20 22 1,200 1000% 800 increase 10 in LNG
400 0 0 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 U.S. Dry Gas Production 2006 2030
North American Production North American Rig Count Imported LNG Since 1997, U.S. dry natural Increased dependence on gas production has remained foreign natural gas will be essentially flat despite an required for natural gas just ever increasing number of to maintain its share of rigs in production electric generation Slide 8 Source: EIA, ACI and Baker Hughes

Significant nuclear expansion in the U.S. is necessary just to maintain share U.S. Nuclear Capacity Factors            U.S. Nuclear Plants 144 90% 92% 104 70%
50% 56% 30% 1980 1990 2000 2002 2004 2007 2006 2030 Since 2000, growth in nuclear At least 40 new units are needed utilization has been essentially flat just to maintain current share ` New plant additions are unlikely It is unlikely that utilization can in the next 10 years increase further given refueling and maintenance requirements Current nuclear generating infrastructure is aging ` By 2030, the average age of nuclear infrastructure will be 50 years old Slide 9 Source: EIA and ACI

# Coal is – and will remain – a vital part of America's energy future

### U.S. Energy Reserves
*(in trillion Btu)*


Coal: 94%
Coal
Natural Gas
Oil

### U.S. Petroleum Supply
*(million bbls per day)*


Domestic 40%
Imports: 60%
Non-OPEC
OPEC
Domestic

### U.S. Fuel Prices
*($/mm Btu at 1/31/08)*


$15.70
= $91 per bbl
~20x
~10x
$8.05
$0. 85
PRB 8800
Nat. Gas
Crude Oil
FOB mine (Q2 2008)
Wellhead (Mar. 2008)

Slide 10

Source: EIA, Platts, Argus Coal Daily and NYMEX

Climate Concerns and Clean-Coal Technologies
Unearthing Value Arch Coal, Inc.
Slide 11

Since 1970, coal has been used in increasingly clean ways in the U.S. 200% +182% 150% Electricity from Coal
100%
50%
0%
-50% NOx -33% SO2 -55% -100% PM10 -83%
1970 1975 1980 1985 1990 1995 2000 2005 2006
More progress is expected under existing regulations
Higher efficiency rates and the eventual deployment of coal gasification technologies create opportunities for reducing carbon intensity as well
Slide 12 NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter) Source: NMA

Developed world must adopt climate solutions and export these to developing nations
CO2 Emission Trends
1990-2030
Rest of Non-OECD
China Rest of OECD United States
China likely surpassed the U.S. in greenhouse gas emissions in 2007 The growth rate of greenhouse gas emissions in developing nations is likely to significantly exceed that of the developed world
Slide 13 Source: IEA World Energy Outlook 2006, Guardian

# Over the long-term, clean-coal technologies can broaden market demand for coal







- A plug-in hybrid is one entry for coal into the transportation market
  - *Likely to create significant off-peak demand for electricity*
- Coal can be converted into transportation fuel
  - *At current oil prices, coal-to-liquids facilities are economically feasible*
- Gasification can reduce emissions & transform coal into pipeline-quality natural gas
  - *IGCC & CCS should enable coal to prosper in a carbon constrained world*

**Public policy initiatives aimed at domestic energy security are spurring debate on energy legislation and incentives for clean-coal technology development**

Slide 14

Source: ACI

The U.S. coal industry is educating consumers about the benefits of clean coal Industry advocacy campaign ` High profile, national scope ` TV, radio, print, web, PR Raise awareness and increase support of coal as an American energy solution
www.americaspower.org Slide 15 Source: ABEC

Current Trends Unearthing Value Arch Coal, Inc.
Slide 16

U.S. coal market fundamentals strengthened in 2007 U.S. Coal Industry Trends (2007, in million tons) Coal consumption rebounded in 2007 due to more normal Consumption* +20 weather patterns -16.5 Production (ACI) Production declined due to supply constraints and rationalization Supply Decline by Region (2007, in million tons) These trends reduced the 6 build in generator stockpiles 4 last year 2 0 Current stockpiles at year-end ILB PRB (2) NAPP WBIT are estimated at 51 days (4) Other `Arch believes current levels (6) are in target range Lignite (8) (10) CAPP Slide 17 * Coal consumption for electric generation Source: ACI, NMA and MSHA

# Robust international coal markets are influencing domestic coal markets


U.S. Export Growth
(in million tons)
49
59
80
2006
2007
2008E

- In 2007, U.S. coal exports reached highest level since 2000
  - *Strong export market driven by higher coal consumption in Asia coupled with severe supply constraints in traditional export nations*
  - *Weak U.S. dollar*
  - *Growing global steel demand*
- U.S. import growth muted as supply is diverted into seaborne trade
- In 2008, U.S. coal exports likely to increase further
  - *U.S. coal increasingly valued for purposes of supply diversification*

Slide 18

Source: ACI, NMA and MSHA

Largest coal plant build-out since 1980 will meaningfully expand coal demand Supply Region for Coal Plants Under Construction 25,000
(Thousand) 20,000 15,000 Tons 10,000 5,000 0
2008 2009 2010 CAPP ILB PRB NAPP Other
Build-out of 14 GW translates into 50 million tons of new annual coal demand over next four years, with substantial increases in 2009 and 2010 Arch’s reserve base strategically positioned to service more than two-thirds of these new plants Another 8 GW—representing an additional incremental 30 million tons—is currently in advanced permitting stages Slide 19 Source: Platts and ACI

Arch Coal Unearthing Value Arch Coal, Inc.
Slide 20

About Arch Coal, Inc. One of the largest coal producers in the U.S. Core business is providing U.S. power generators with clean-burning, low-sulfur coal for electric generation ` Supplies roughly 12% of U.S. coal needs ` Provides source fuel for roughly 6% of U.S. electricity Talented workforce operates large, modern mines Industry leader in mine safety, land reclamation and productivity Slide 21 Source: ACI

Arch’s national scope of operations includes presence in four major U.S. coal basins
Powder River Basin            Illinois Basin 1. Coal Creek
2. Black Thunder 1 2 [1] 2 Knight Hawk 3 4 2[1] 4 3 Western Bituminous Central 1. Skyline Appalachia 2. Dugout 1. Mountain Laurel 3. Sufco 2. Coal-Mac 4. West Elk 3. Cumberland River 4. Lone Mountain
3.0-Billion Ton Reserve Base PRB WBIT ILB CAPP (1,829) (464) (375) (393) Slide 22 Compliance Low-sulfur High-sulfur Source: ACI

Arch’s mines are strategically positioned to capitalize on improving market trends
Central Appalachia Western Bituminous Powder River Basin
Timing of start-up Supply pressures in Supply constraints of Mountain Laurel eastern U.S. will and sufficient PRB longwall on Oct. 1 influence pricing rail capacity should was advantageous pull coal east Arch benefits as Flexibility to sell largest producer Arch should benefit 4-5 million tons into from rising international and Recently signed domestic prices domestic met and significant export business In discussions to PCI markets export coal
Slide 23 Source: ACI

Arch is advancing clean-coal technology development via a CTL plant in Wyoming U.S. Refined Product Consumption Mine-Mouth CTL Plant (in million bbls per day, per EIA)
25.0 20.7 Gasoline/Diesel Chemical Feedstock 2006 2030
Domestic Imports Domestic oil consumption needs are growing, and increasingly will be Arch owns an equity interest in supplied by imports DKRW Advanced Fuels CTL can have a positive impact on the Proposed 13,000 bpd facility U.S. economy, security & environment will capture CO2 for enhanced oil recovery
Slide 24 Source: EIA and ACI

Arch’s future success hinges on three key pillars of performance Operating the world’s safest coal mines
` Recognized in 2006 and 2007 with MSHA’s Sentinels of Safety award for the nation’s safest underground coal mines ` 2007 was second-best year on record for total incident rate ` Outperformed the industry safety average by 2.5 times last year Acting as responsible citizens and environmental stewards ` Third National Good Neighbor Award in past four years ` 2007 was Arch’s best year on record for environmental compliance Achieving industry-leading productivity rates ` Operated three of top ten most productive longwall mines last year ` Surface mines produced 170% more tons per hour worked than industry average in 2007
Slide 25 Source: ACI and Public Sources

Arch has one of the industry’s strongest and cleanest balance sheets Net Debt as Percentage of Capitalization 83.9% 58.0% 46.2% 46.0% 38.9% 12/31/00 12/31/02 12/31/04 12/31/06 12/31/07
Legacy Liabilities of Largest U.S. Coal Companies Pro Forma 12/31/06 (in millions) $3,357Pension Reclamation Postretirement Medical Workers’ Comp $1,296 $771 $397 $337 Competitor #1 Competitor #2 Competitor #3 Competitor #4 Arch Coal Slide 26 Source: SEC filings compiled by ACI

Arch’s market-driven strategy in 2007 laid the foundation for future success Reduced production targets during the weak market cycle ` Preserved value of reserves for future periods Lowered capital spending
` Matched spending with market demand and reduced production levels
Focused on cost control ` Reoriented mines to maintain production flexibility Remained patient in sales contracting ` Layered in sales contracts as prices rebounded Maintained unpriced position for future periods Our strategy delivered Arch’s second-best year for earnings despite a weak coal cycle in much of 2007
Slide 27 Source: ACI

Arch expects a record performance in 2008 Earnings Per Share EBITDA* Capital Spending** (in $ millions) (in $ millions) $2.00-$2.50 $680-$790 $310-$340 $258 $472 $1.21 2007 2008E 2007 2008E 2007 2008E Arch expects significant expansion in earnings per share and adjusted EBITDA Continue to execute a market-driven approach with leverage to the upside potential in coal markets Unpriced Volume 2008 2009 2010 (in million tons) 15-25 85-95 95-105 Attractive valuation vis-à-vis coal peers * Refer to EBITDA reconciliation at end of presentation Slide 28 ** Excluding reserve additions Source: ACI

Arch continuously evaluates all avenues for value creation Organic Growth Strategic Growth Consider acquisitions or other Invest in core businesses to enhance profit growth and return on capital,evaluate opportunities to further investments that strategically fit, are accretive and create value upgrade and expand reserve base Shareholder Returns Market Expansion Capital Structure Enhancement Maintain strong balance sheet, Consider investments to expandmarket for coal (and improve and consider other vehicles for value creation, such as share coal’s value proposition) through Btu-conversion and other advanced coal technologies repurchases or dividend increases,when advantageous Slide 29 Source: ACI

EBITDA Reconciliation Chart Arch Coal, Inc. and Subsidiaries Reconciliation of Non-GAAP Measures (In thousands, except per share data)
Included in the accompanying release, we have disclosed certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP.
Adjusted EBITDA:
Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; our depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses.
Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believe that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA.
Targeted Results Year Ended Year Ended December 31, December 31, 2008 2007 Low High (Unaudited) (Unaudited)
Net income $ 174,929 $ 290,000 $ 362,000 Income tax (benefit) expense (19,850) 25,000 58,000 Interest expense, net 72,265 85,000 80,000 Depreciation, depletion and amortization 242,062 280,000 290,000 Expenses from early debt extinguishment and other non-operating 2,273 — -
Adjusted EBITDA $ 471,679 $ 680,000 $ 790,000
Slide 30